UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June16, 2003

                        CHRISTINE'S PRECIOUS PETALS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                          000-30567             04-3669336
(State or other jurisdiction              Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)

                         5770 Melrose Avenue, Suite 105
                              Los Angeles, CA 90038                90038
               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (323) 463-5343

                                  705 Broadway
                               Oakland, California
          (Former name or former address, if changed since last report)



This current report on form 8-K if filed by Core Solutions, Inc., a Nevada Corporation under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                     On May 30, 2003, Tina Cowan, sold her controlling interest in Sunshine Ventures, Inc. ("Sunshine") to Christine Favara on terms set forth in the Stock Purchase Agreement (Exhibit "A") which is attached hereto and incorporated herein. In exchange for the controlling interest owned by Tina Cowan, Christine Favara will pay consideration equal to fifty thousand and 00/100 ($50,000.00) dollars as set forth in the Stock Purchase Agreement. At closing, Christine Favara will have legal and beneficial ownership of approximately seventy seven percent (77%) of the issued and outstanding common stock of Sunshine.

                     On May 30, 2003, pursuant to the agreement to sell control of Sunshine to Ms. Favara, Tina Cowan nominated, and Cowan, Marilou McAuley and Robert M. Dermake, the directors of Sunshine, named and elected Christine Favara an officer and director of Sunshine. Christine Favara accepted the appointment. Immediately following the election of Ms. Favara as an officer and director of Sunshine, Tina Cowan, Marilou McAuley and Robert M. Dermake resigned their positions of officers and directors of Sunshine. Ms. Favara remains as the sole officer and director of Sunshine.

ITEM 5. OTHER ITEMS.

           Sunshine Amended its Articles of Incorporation to change the name of Sunshine to "Christine's Precious Petals, Inc" and filed such amendment(s) with the State of Nevada. The change will become effective upon the filing of all necessary documentation required by law.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            The financial statements required hereunder are not included in this Form 8-K report but will be filed within the time frame allowed by law. Attached hereto and made a part of this 8-K is a copy of the executed Stock Purchase agreement, which is the subject of this 8-K SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Christine's Precious Petals, Inc.
                                        (Registrant)


Date   June 16, 2003
                                         Christine Favara, President
                                         (Signature)

*Print name and title of the signing officer under her signature.

                            STOCK PURCHASE AGREEMENT

           This Stock Purchase Agreement dated this 30th day of May, 2003 (hereinafter THE "AGREEMENT") is made and enter into by and among CHRISTINE FAVARA (hereinafter THE "BUYER") and TINA COWAN (hereinafter THE "SELLER"). Throughout this Agreement, the Buyer and the Seller may be referred to collectively as the "Parties". The effective date of this Agreement shall be as defined hereinbelow),

                                   WITNESSETH:

           WHEREAS, the Seller intends to sell to the Buyer shares equal to approximately SEVENTY SEVEN (77%) PERCENT of the issued and outstanding common shares (hereinafter THE "SHARES") IN SUNSHINE VENTURES, INC., A NEVADA CORPORATION, F/K/A CORE SOLUTIONS, INC., A NEVADA CORPORATION (THE "CORPORATION");

           WHEREAS, the Corporation is a duly formed and validly existing corporation in good standing under the laws of the State of Nevada; and

           WHEREAS, the Buyer is an individual residing in the State of California; and

           WHEREAS, the Seller is an individual residing in the State of California; and

           WHEREAS, Buyer wishes to purchase from the Seller and the Seller desires to sell to the Buyer the Shares, and

           WHEREAS, the parties are desirous of documenting their representations, warranties, covenants, agreements and conditions relating to the purchase and sale of the Shares into a written agreement.

           NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

           1. RECITALS: The foregoing recitals are true and correct in all material respects and are incorporated herein as if fully stated.

           2. DEFINITION: The following terms shall have the following meanings for the purposes of this Agreement:

           2.2 "CLOSING" shall mean the completion of the transactions contemplated in this Agreement.

           2.3 "CLOSING DATE" shall mean the date on which the Closing occurs or is to occur.

           2.4 "GOVERNMENTAL AUTHORITY" shall mean the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the pension benefit guaranty corporation and other quasi governmental entities established to perform such functions.

           2.5 "LAW" shall mean any law, statue, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agree or imposed by any governmental authority.

           2.6 "LIEN" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, pledge, security interest, option, lease or sublease, claim, right of any third party or encumbrance.

           2.7 "PERSON" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

           2.8 "PURCHASE PRICE" shall mean the aggregate amount set forth in this Agreement subject to Paragraph 4.1of this Agreement.

           2.9 "TAXES" shall mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valor, turnover, real and personal property taxes(tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, windfall profits, interest equalization, severance, employees' income withholding, unemployment and social security taxes and other withholding taxes, which are imposed by any governmental authority, and such terms shall include any interest, penalties or additions to tax attributable thereto

           3. SALE AND PURCHASE OF SHARES: The Seller hereby agrees to sell to the Buyer and the Buyer shall purchase and acquire from the Seller the authorized, issued and outstanding shares of the Corporation owned by the Seller (the "Shares").

           4.1 PURCHASE PRICE AND METHOD OF PAYMENT: The purchase price for the Shares shall consist of Rule 144k stock in the amount of FIFTY THOUSAND AND 00/100 ($50,000.00) DOLLARS (THE "PURCHASE PRICE") to be deposited into escrow pursuant to the escrow agreement (attached hereto as Exhibit "A") (the "Escrow Agreement").

           4.2 METHOD OF PAYMENT/OTHER AGREEMENTS:

           A. The Purchase Price for the Shares shall be $50,000. Payment of said Purchase Price shall be by the delivery by Buyer, within thirty (30) days of the date hereof, into escrow of a number of shares of Rule 144 restricted stock, that equals the sum of $50,000 based on the lowest bid price of the Corporation's common stock as quoted on the Electronic Bulletin Board the day prior to closing.

           In the event the shares delivered to and sold by Seller (after the expiration of applicable holding periods) pursuant to the terms of this Agreement fail to gross a total of $50,000, Buyer shall within five (5) business days of notice of this event, and subject to demand under the terms of this agreement, deliver a sufficient number of additional shares in order to deliver to the Seller any remaining balance of the $50,000.

           Seller hereby expressly agrees that upon her receipt of the $50,000 portion of the Purchase Price contemplated by this Agreement, Seller shall immediately return to the Buyer any shares remaining in Buyer's possession. Seller shall not knowingly sell Shares in excess of the number needed to allow her gross recovery of monies from the sale of Shares to exceed $50,000.

           In the event Seller has not received realized proceeds from stock issuances or liquidations equal to $50,000.00, Seller shall give Buyer written notice thereof (along with proof of sale and confirmation of proceeds received therefore) and the Buyer shall, in its sole discretion, deliver to Seller either the cash difference or additional unrestricted shares of sufficient value that the balance should satisfy the shortfall, and said process shall continue until the Seller has received full payment of the $50,000. B. After the Effective Date and replacement of Seller as officer and director of the Corporation, the Corporation shall remove Buyer as a consultant for the Corporation and shall void the Consulting Agreement, attached hereto and incorporated herein as Exhibit "B".

           5.     REPRESENTATIONS AND WARRANTIES OF SELLER AND BUYER:
The Seller represents and warrants to the Buyer, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

           5.1 AUTHORIZATIONS: The Seller has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Seller and is enforceable against the Seller in accordance with the terms contained herein.

           5.2 APPROVALS: The execution, delivery and performance by the Seller of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Seller, or the Seller is a party or by which the Seller, a Subsidiary or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading.

           The Buyer represents and warrants to the Seller, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

          5.4 AUTHORIZATIONS: The Buyer has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Buyer and is enforceable against the Buyer in accordance with the terms contained herein.

           5.5 APPROVALS: The execution, delivery and performance by the Buyer of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Buyer or the Buyer is a party or by which the Buyer or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading.

           6.0   MISCELLANEOUS MATTERS:

           (a) To the maximum extent permitted by law, Seller, on behalf of itself and any affiliate thereof, shall hereby and hereafter release, indemnify, hold-harmless and defend Buyer from all liability of the Seller and any other claim or demand regarding the Seller or the activities of the Corporation prior to the date of closing.

           (b) Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

           (c) If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

           (d) From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

           (e) No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

           (f) Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

           (g) This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

           (h) Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.

           (i) Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

           (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.

           (k) This Agreement is not assignable without the written consent of the parties.

           (l) Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.

           (m) This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof.

           (n) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (o) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (q) The law of the State of Nevada shall apply to this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the Buyer in Nevada.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.



Tina Cowan, SELLER
------------------------------
Christine Favara, BUYER

SUNSHINE VENTURES, INC., A NEVADA CORPORATION

BY:_____________________________
TINA COWAN, PRESIDENT